UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.
(Exact name of registrant as specified in charter)
4 Embarcadero Center, 30th Floor, San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

Lawrence G Altadonna — 1345 Avenue of the Americas, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: June 30, 2009

Date of reporting period: June 30, 2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

Item 1: Report to Shareholders

Annual Report
June 30, 2009

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2009 (unaudited)

Market Performance

Looking back over the past 12 months from July 2008 to June 2009, we have seen Korean equity markets battle through an extremely difficult market situation in the wake of the collapse of global financial institutions. In July 2008, the market positioned itself for a cautious second half of the year as a result of the continued instability in US financial markets. However, the scope of the financial crisis triggered by the Lehman Brothers’ bankruptcy in September 2008 was far greater than general market expectation. Korean equity markets plummeted as panicked investors took capital from the country. Nonetheless, Korean stocks recovered quickly from their lows, helped by prompt and aggressive policy measures. In this annual review, we will split the review period in two halves to discuss market performance given the dramatic changes that occurred between the second half of 2008 and the first half of 2009.

In the second half of 2008, the Korean stock market was heavily punished as panicked foreign investors continued to sell as the global financial crisis accelerated. This capital exodus also triggered a free fall in the local currency, thus worsening market performance. The sharpest fall in the stock market happened in October, when the failures of major institutions outside Korea coincided with growing uncertainty over the prospects for the local economy. In October, the KOSPI was down by 23.1%, and slipped below the psychologically important 1,000 level. Mounting concerns regarding the country’s short-term external debt position, its current account deficit, and unprecedented difficulties in short-term USD financing contributed to extreme volatility in the KOSPI and the Won during October and November. The volatility in financial markets during the second half of 2008 reflected an element of panic. The market rebounded dramatically shortly after the Korean Government finalized a foreign exchange swap with the US Federal Reserve and remained resilient until the end of the year.

The net result was that the KOSPI fell 32.85% (1124.47) in local currency terms during the second half of 2008. In USD terms, the correction was even more pronounced at -45.72% with the Korean Won sharply depreciating against the USD by almost 24%. Due to the local currency weakness Korea was one of the worst performing markets in the region in the second half of 2008 compared to Tokyo (-22.12%), Hong Kong (-33.4%), Taiwan (-40.1%), and Singapore (-42%). From a sector perspective, banks, construction, and machinery sectors pulled down the index most. The technology and telecommunications sectors fared relatively well in the falling market.

After the market fell sharply in September 2008, we started to see a market rebound towards the end of 2008 and into the first half of 2009. We believe the relief rally started firstly from exhaustion of selling pressure and secondly amid aggressive policy responses by the Korean Government and the Bank of Korea. Consequently, the KOSPI rose 23.64% in KRW terms and 25.89% in USD terms in the first half of 2009. The Korean Won also gained stability during the

6.30.09 ï The Korea Fund, Inc. Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2009 (unaudited) (continued)

first half of 2009 except for a short period of volatility generated by the North Korea missile launches. During the period, the banking and technology sectors were the best performers while telecommunications underperformed the market by 38%.

For the 12 months from July 2008 to June 2009, the KOSPI fell from 1674.92 to 1390.07, declining -16.97% in KRW terms and -31.85% in USD terms. During the same period the Korean Won depreciated more than 18% from 1046.05 to 1273.95 against USD.

Macro Economic Changes

From a macro perspective, the period was marked by a dramatic deterioration in the global economy and unprecedented synchronized global efforts to prevent a global recession.

In the second half of 2008, the Korean economy was punished far more than market expectations due to its export driven nature. In the fourth quarter, GDP contracted -3.4% year-on-year, the first contraction since the 1998 Asian crisis. The contraction was mostly driven by the collapse in export figures as global demand for Korean exports was abruptly curtailed in the midst of the financial crisis. Shipments to China and the ASEAN countries1, which account for 34% of Korea’s total exports, declined sharply. Electronics exports were hit the hardest, as oversupply in the global technology industry continued to keep product prices under downward pressure. Meanwhile, imports also weakened sharply, due to falling oil prices and depressed domestic demand.

In response to the sharp contraction, the Korean Government and the Bank of Korea (BoK) instituted aggressive policy measures. From October 2008 to February 2009, the BoK cut interest rates six times to 2%, in line with the collective efforts of global monetary easing policies. Whilst the BoK was more focused on improving liquidity conditions and containing downside risks to economic growth until February 2009, it changed course in the second quarter of 2009 to control the creeping inflation risk. In terms of fiscal policy, the Korean Government has been extremely proactive as well. With the additional budget bill approved in April 2009, Korea will spend a total KRW65 trillion or 7% of GDP in 2009 to boost the economy. The proposed measures range from liquidity support, job creation, tax reduction, and infrastructure projects along with various other deregulations and are expected to boost Korean GDP by at least 0.5%. As such, the Ministry of Knowledge and Finance recently increased Korea’s 2009 GDP forecast to -1.5% from a previous -2%.

Furthermore, the weak Korean Won, once the culprit for economic instability, turned out to be beneficial for leading Korean exporters as it began to stabilize in the first half of 2009 while

1 Association of Southeast Asian Nations (ASEAN) established in 1967 currently includes the following member countries: Brunei Darussalam, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand and Vietnam.

2 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2009 (unaudited) (continued)

remaining at a weaker level. During this period, Korean companies either enjoyed price advantages or expensed higher incentives using foreign exchange gains from the weak Korean Won.

Helped by proactive and timely policy measures and the favourable foreign exchange situation, macro indicators started to improve. Industrial production has grown for four consecutive months since February 2009 as de-stocking has lowered inventory levels to the point where even marginal demand recovery triggers a production increase. Private consumption was also surprisingly strong due to an influx of foreign tourists taking advantage of the weak Korean Won as well as a return of confidence given the Government’s supportive stance.

Funds Flows

In the midst of the global financial crisis in the second half of 2008, foreigners continued their exodus from Korean companies selling KRW15 trillion in the stock market. Foreign ownership declined to 28.7% at the end of 2008 compared to 32.4% a year ago. On the other hand, Korean domestic institutions remained net buyers accumulating KRW14 trillion in the market. This was partly due to policy intervention to support the Korean equity market; the National Pension Fund was one of the largest buyers in the market.

The picture changed in the first half of 2009 as foreigners started to return to Korean markets as macro and credit indicators started to improve. Foreigners accumulated KRW10.5 trillion during the period. However, most of the aggressive buyers in Korean stocks during the first half of 2009 were retail investors who accumulated KRW2.8 trillion. Ample liquidity from the expansionary policy with little investment alternatives ignited a retail investment boom propelling the KOSDAQ, the Korean mid-small cap index, up 46% in the first half of 2009. During this period, domestic institutions took profits from equity markets, selling a total of KRW14 trillion.

Portfolio Summary

In the second half of 2008, as the market suffered a global financial market meltdown, we increased our position in consumer staples (where earnings generally are more resilient in a downturn market), whilst maintaining an overweight in industrials. Our overweight position in industrials with a focus on construction helped the Fund’s performance. Our overweight in telecommunication services and health care also turned out to be positive for our performance thanks to our stock selection, including LG Dacom and Yuhan. In addition, our underweight in selected consumer discretionary names such as Hyundai Motor helped the Fund’s performance in the midst of global demand collapse. Our overweight position in information technology was the largest detractor from performance, as Korean IT exporters suffered from the global demand

6.30.09 ï The Korea Fund, Inc. Annual Report 3

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2009 (unaudited) (continued)

collapse. During the second half of 2008, our underweight in materials and utilities sectors did not work well, also impacting the Fund’s relative performance.

During the first half of 2009, we gradually increased our exposure to the consumer discretionary sector in view of the recovering demand and after the sector collapsed in the fourth quarter of 2008. This paired well with the continued weakness in the Korean Won as Korean exporters in the sector, such as LG Electronics, enjoyed strong price advantages as well. Our overweight in consumer discretionary stocks was the largest contributor to the Fund’s performance in the first half of 2009. Our underweight in utilities and energy was also positive. However, the Korean utilities sector outlook remained weak during the first half of 2009. Our overweight stance in the consumer staple sector and underweight in the materials sector were negative for the Fund’s performance in the first half of 2009.

The views expressed in the Portfolio Manager’s Review reflect the views of the respective parties as of the date of this interview. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific company securities should not be construed as a recommendation or investment advice. Certain of these views that look forward in time involve risks and uncertainties and are forward looking statements within the meaning of the Private Securities Litigations Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulating organizations.

4 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Performance & Statistics
June 30, 2009 (unaudited)

Total Return(1)	1 Year	5 Years	10 Years

Market Price	(34.43)%	9.68%	9.57%
Net Asset Value (“NAV”)(2)	(35.13)%	6.51%	7.28%
KOSPI(3)	(31.85)%	9.92%	3.64%
MSCI Korea (Total Return)(4)	(30.63)%	9.42%	6.40%
MSCI Korea (Price Return)(4)	(31.44)%	7.89%	4.96%

Premium (Discount) to NAV:
June 30, 1999 to June 30, 2009

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$27.43

NAV	$29.41

Discount to NAV	(6.73)%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	14.2%

POSCO
Manufacturer of steel	5.7%

LG Electronics, Inc.
Manufacturer of electronic equipment	5.1%

LG Corp.
Holding company	4.8%

Hyundai Engineering & Construction Co., Ltd.
General construction company	3.5%

Daewoo International Corp.
Commodity contract trading and brokerage company	3.2%

Shinhan Financial Group Co., Ltd.
Provides financial products and services	3.2%

LG Display Co., Ltd.
Manufactures and supplies thin film transistor liquid crystal displays	3.1%

KB Financial Group, Inc.
Financial holding company	3.1%

NCSoft Corp.
Online game company	3.0%

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions in connection with the purchase or sales of Fund shares. Total return for a period of more than one year represents the average annual return.

(2)	See Note 8 to the Financial Statements.

(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(4)	The Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value per share is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

6.30.09 ï The Korea Fund, Inc. Annual Report 5

The Korea Fund, Inc. Schedule of Investments
June 30, 2009

Shares		Value
COMMON STOCK–96.6%
	Chemicals–2.5%
26,181	KCC Corp.	$7,709,585

	Commercial Banks–10.0%
118,270	Hana Financial Group, Inc.	2,519,600
284,310	KB Financial Group, Inc. (a)	9,478,568
1,177,773	Korea Exchange Bank	9,109,202
385,882	Shinhan Financial Group Co., Ltd. (a)	9,728,333

		30,835,703

	Commercial Services & Supplies–1.4%
104,168	S1 Corp.	4,423,399

	Communications–1.1%
111,543	KT Corp.	3,217,928

	Construction & Engineering–8.1%
163,083	Heerim Architects & Planners	1,549,396
255,445	Hyundai Development Co.	8,040,907
260,260	Hyundai Engineering & Construction Co., Ltd. (b)	10,847,310
173,197	Korea Plant Service & Engineering Co., Ltd.	4,508,760

		24,946,373

	Consumer Discretionary–1.1%
6,149	Amorepacific Corp.	3,293,623

	Consumer Finance–0.6%
51,212	Samsung Card Co., Ltd.	1,798,818

	Diversified Consumer Services–5.9%
144,690	GS Holdings Corp.	3,377,340
312,311	LG Corp.	14,847,132

		18,224,472

	Electrical Equipment–5.7%
385,550	LG Display Co., Ltd.	9,613,891
198,894	Samsung Digital Imaging Co., Ltd. (a)	7,853,031

		17,466,922

	Electronic Equipment & Instruments–5.8%
172,980	LG Electronics, Inc. (b)	15,801,613
68,041	SFA Engineering Corp.	1,939,051

		17,740,664

	Entertainment–2.1%
373,310	CJ CGV Co., Ltd.	6,312,427

	Financial Services–2.5%
146,958	Samsung Securities Co., Ltd. (b)	7,764,398

	Food & Staples Retailing–2.8%
95,180	Binggrae Co., Ltd.	3,286,417
12,333	Nong Shim Co., Ltd. (b)	2,214,260
7,922	Shinsegae Co., Ltd.	3,130,575

		8,631,252

	Insurance–1.3%
26,514	Samsung Fire & Marine Insurance Co., Ltd.	3,898,018

6 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Schedule of Investments
June 30, 2009 (continued)

Shares		Value
	Internet Software & Services–6.3%
383,220	CJ Internet Corp.	$4,203,862
158,865	LG Dacom Corp.	2,193,191
64,470	NCSoft Corp. (b)	9,221,535
26,847	NHN Corp. (a)(b)	3,700,691

		19,319,279

	Metals & Mining–8.4%
76,460	Korea Zinc Co., Ltd. (b)	8,267,563
52,884	POSCO	17,580,262

		25,847,825

	Pharmaceuticals–1.3%
27,304	Yuhan Corp.	4,003,507

	Retail–2.7%
40,210	Lotte Shopping Co., Ltd.	8,237,220

	Semi-conductors–15.8%
473,639	Hynix Semiconductor, Inc. (a)	5,032,680
94,117	Samsung Electronics Co., Ltd.	43,516,366

		48,549,046

	Shipbuilding–1.5%
178,550	Hanjin Heavy Industries & Construction Co., Ltd.	4,617,389

	Tobacco–2.5%
134,847	KT&G Corp.	7,609,010

	Wholesale–5.2%
460,305	Daewoo International Corp. (b)	9,885,959
180,450	Samsung C & T Corp.	6,047,969

		15,933,928

	Wireless Telecommunications Services–2.0%
45,654	SK Telecom Co., Ltd.	6,223,298

	Total Common Stock (cost–$239,732,751)	296,604,084

SHORT-TERM INVESTMENT–13.0%
	Collateral Invested for Securities on Loan (c)–13.0%
40,148,637	BNY Institutional Cash Reserves Fund, 0.042% (cost–$40,148,637)	40,148,637

	Total Investments (cost–$279,881,388) (d)–109.6%	336,752,721
	Liabilities in excess of other assets–(9.6)%	(29,544,952)

	Net Assets–100%	$307,207,769

Notes to Schedule of Investments:

(a)	Non-income producing.
(b)	All or portion of securities on loan with an aggregate market value of $39,142,493; cash collateral of $40,148,637 was received with which the Fund purchased short-term investments.
(c)	Security purchased with cash proceeds from securities on loan.
(d)	Securities with an aggregate value of $271,170,791, representing 88.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements ï 6.30.09 ï The Korea Fund, Inc. Annual Report 7

The Korea Fund, Inc. Statement of Assets and Liabilities
June 30, 2009

Assets:
Investments, at value, including securities on loan of $39,142,493 (cost–$279,881,388)	$336,752,721

Cash (including foreign currency with a cost and value of $11,406,144 and $11,350,222, respectively)	11,866,960

Receivable for investments sold	1,480,730

Dividends and interest receivable	175,665

Securities lending interest receivable (net)	64,596

Prepaid expenses	226,422

Total Assets	350,567,094

Liabilities:
Payable for collateral for securities on loan	40,148,637

Payable for investments purchased	1,541,691

Contingent loss for securities lending (See Note 1(h))	1,123,767

Investment management fees payable	192,562

Accrued expenses	352,668

Total Liabilities	43,359,325

Net Assets	$307,207,769

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 10,446,041 shares issued and outstanding)	$104,460

Paid-in-capital in excess of par	339,393,012

Dividends in excess of net investment income	(1,870,878)

Accumulated net realized loss	(86,111,491)

Net unrealized appreciation of investments, foreign currency transactions and contingent loss for securities lending	55,692,666

Net Assets	$307,207,769

Net Asset Value Per Share	$29.41

8 The Korea Fund, Inc. Annual Report ï 6.30.09 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations
Year ended June 30, 2009

Investment Income:
Dividends (net of foreign withholding taxes of $935,517)	$4,666,451

Securities lending income (net)	697,808

Interest (net of foreign withholding taxes of $9,879)	191,928

Total Investment Income	5,556,187

Expenses:
Investment management fees	2,490,393

Legal fees	893,975

Custodian fees	380,472

Directors’ fees and expenses	336,520

Stockholder communications	198,190

Insurance expense	157,344

Audit and tax services	140,567

Accounting agent fees	51,904

Transfer agent fees	43,709

New York Stock Exchange listing fees	41,234

Miscellaneous	46,096

Total expenses	4,780,404

Net Investment Income	775,783

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(83,650,586)

Foreign currency transactions	(7,427,697)

Net change in unrealized appreciation/depreciation of:
Investments	(111,017,336)

Foreign currency transactions	(59,090)

Contingent loss for securities lending	(1,123,767)

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	(203,278,476)

Net Decrease in Net Assets Resulting from Investment Operations	$(202,502,693)

See accompanying Notes to Financial Statements ï 6.30.09 ï The Korea Fund, Inc. Annual Report 9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30,
	2009	2008
Investment Operations:
Net investment income	$775,783	$2,802,252

Net realized gain (loss) on investments, redemption-in-kind
and foreign currency transactions	(91,078,283)	310,603,852

Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	(112,200,193)	(377,275,494)

Net decrease in net assets resulting from investment operations	(202,502,693)	(63,869,390)

Dividends and Distributions to Stockholders from:
Net investment income	—	(4,920,003)

Net realized gains	(220,282,510)	(424,125,081)

Total dividends and distributions to stockholders	(220,282,510)	(429,045,084)

Capital Stock Transactions:
Reinvestment of dividends and distributions	176,086,142	122,407,521

Cost of shares tendered	—	(108,802,362)

Net increase from capital transactions	176,086,142	13,605,159

Total decrease in net assets	(246,699,061)	(479,309,315)

Net Assets:
Beginning of year	553,906,830	1,033,216,145

End of year (including dividends in excess of net investment income of $(1,870,878) and $(5,128,228), respectively)	$307,207,769	$553,906,830

Shares Activity: (1)
Shares outstanding at beginning of year	10,446,041	10,397,103

Shares issued in reinvestment of dividends and distributions	—	1,892,357

Shares tendered	—	(1,843,419)

Shares outstanding at end of year	10,446,041	10,446,041

(1)	Adjusted for 1-for-10 reverse stock split which occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).

10 The Korea Fund, Inc. Annual Report ï 6.30.09 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009

1. Organization and Significant Accounting Policies
The Korea Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, an amendment of FASB Statement No. 133, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Fund reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and such do not qualify for FAS 161 hedge accounting treatment. Fund management has determined that FAS 161 has no material impact on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For Korean equity securities (with rare exceptions), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurement
The Fund has adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the

6.30.09 ï The Korea Fund, Inc. Annual Report 11

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009 (continued)

1. Organization and Significant Accounting Policies (continued)

“exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at June 30, 2009 in valuing the Fund’s investments carried at value:

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/2009

Investments in Securities — Assets
Common Stock:
Electrical Equipment	$7,853,031	$9,613,891	—	$17,466,922
Metals & Mining	17,580,262	8,267,563	—	25,847,825
All Other	—	253,289,337	—	253,289,337
Short-Term Investments	—	40,148,637	—	40,148,637

Total Investments in Securities	$25,433,293	$311,319,428	—	$336,752,721

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income is recorded on an accrual basis net of foreign withholding taxes. Realized gains and losses on investments are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

12 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009 (continued)

1. Organization and Significant Accounting Policies (continued)

In connection with the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on April 22, 2008, the Fund was subject to a securities transaction tax of $491,733. This tax and related fees of $50,000 were charged to net realized gain on investments (see Notes 1(e) and 6).

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete a tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of June 30, 2009, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the “FSC”) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank or 15% of the outstanding voting shares of a regional bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2009.

(f) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(g) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing

6.30.09 ï The Korea Fund, Inc. Annual Report 13

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009 (continued)

1. Organization and Significant Accounting Policies (continued)

exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

At June 30, 2009, the exchange rate for Korean won was WON 1,273.95 to U.S. $1.

(h) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves (“CR”) at September 12, 2008, the Fund may be subject to losses on investments in certain Lehman Brothers securities held in CR.

(i) Concentration of Risk
Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

2. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has entered an Investment Management Agreement (the “Management Agreement”) with RCM Capital Management LLC (the “Investment Manager”). Subject to the supervision of the Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2009, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, RCM Asia Pacific Limited (the “Sub-Adviser”) and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. The Investment Manager and not the Fund, pays a portion of the fee it receives to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

3. Investments in Securities
For the year ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $264,365,911 and $293,877,437, respectively.

14 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009 (continued)

4. Income Tax Information
The tax character of dividends and distributions paid were:

	Year Ended June 30,
	2009	2008

Ordinary Income	$11,412,536	$18,541,732
Long-Term Capital Gains	$208,869,974	$410,503,352

At June 30, 2009, the Fund had no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $1,870,880 and realized capital losses of $50,202,323, arising after October 31, 2008. Such losses are treated as arising on July 1, 2009.

For the year ended June 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and net operating losses. These adjustments were to decrease dividends in excess of net investment income by $2,481,567, decrease accumulated net realized loss by $2,299,496 and decrease paid-in-capital in excess of par by $4,781,063.

At June 30, 2009, the Fund had a capital loss carryforward of $32,131,717 which will expire in 2017 and is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $283,658,838. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $94,559,899; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $41,466,016; net unrealized appreciation for federal income tax purposes is $53,093,883. The difference between book and tax appreciation/depreciation is attributable to wash sales.

5. Share Repurchases
The Board has authorized the Fund to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. Subject to periodic review by the Board of Directors, repurchases may be made at such time and in such amounts as the Fund’s Investment Manager believes will further the achievements of the Fund’s objectives. Under the share repurchase program the Fund’s Investment Manager monitors the Fund’s discount weekly and if the Fund’s daily average discount during the preceding 20 business days exceeds a certain threshold as determined by the Board from time to time, a meeting of the Buyback Committee is convened. The Buyback Committee is comprised of three Directors, the Fund’s President, Treasurer, Assistant Treasurer, Secretary and the Director of Closed-End Funds of the Sub-Administrator. The Buyback Committee, once convened, is responsible for deciding whether to implement a share repurchase. The Fund did not repurchase shares under this program during the years ended June 30, 2009 and June 30, 2008.

6. Tender Offer
On March 20, 2008, the Fund commenced a tender offer up to 4,303,210 of its shares of common stock, representing approximately 15% its outstanding shares, in exchange for Korean portfolio securities of the Fund (and cash in lieu of fractional shares) at a price per share equal to 98% of the net asset value per share on April 22, 2008, the day after expiration of the offer. Stockholders exchanging their shares in the offer received a pro-rata share of the Fund’s equity holdings (and cash in lieu of fractional shares). Shares tendered were 4,303,210 with a value of $108,802,362.

7. Reverse Stock Split
On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. Prior year share information in the Statement of Changes in Net Assets and all prior year per share information in the Financial Highlights have been restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover presented in the Financial Highlights.

8. Fund Shares Issued
On December 22, 2008, the Fund declared a capital gain distribution of $90.30. The distribution was made in newly issued fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash to be distributed was limited to 20% of the aggregate dollar amount of the total

6.30.09 ï The Korea Fund, Inc. Annual Report 15

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2009 (continued)

8. Fund Shares Issued (continued)

distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date), the Fund issued 8,007,555 shares based on the market price of $21.99 on the Pricing Date. Prior year share information in the Statement of Changes in Net Assets and all prior year per share information in the Financial Highlights have been restated to reflect the Fund shares issued. The Fund shares issued had no impact on total investment return, net assets, ratios or portfolio turnover presented in the Financial Highlights. Net asset value total return for all periods ending June 30, 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date.

9. Fund Ownership
At June 30, 2009, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 22% and 9%, respectively, of the Fund’s outstanding shares.

10. Legal Proceedings
In June and September 2004, the Sub-Administrator and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator, AGI, PEA, AGID and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

11. Subsequent Events
The Fund has adopted FASB Statement of Financial Accounting Standard No. 165 “Subsequent Events” (“FAS 165”) — Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a.	The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b.	The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c.	The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Fund management has determined there were no subsequent events following the fiscal year ended June 30, 2009, through August 20, 2009, the date the financial statements were available to be issued.

16 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Financial Highlights
For a share of stock outstanding throughout each year:

	Year ended June 30,
	2009		2008*	2007*	2006*	2005*
Net asset value, beginning of year	$53.03		$99.38	$90.73	$67.93	$50.31

Investment Operations:
Net investment income (1)	0.07		0.26	0.89	0.77	0.93

Net realized and change in unrealized gain/loss on investments, contingent loss for securities lending, redemptions-in-kind, investment in Affiliates and foreign currency transactions	(19.47)		(5.11)	24.19	23.09	18.21

Total from investment operations	(19.40)		(4.85)	25.08	23.86	19.14

Dividends and Distributions to Stockholders from:
Net investment income	—		(0.40)	(1.05)	(1.17)	(1.05)

Net realized gains	(21.08)		(40.24)	(15.57)	(0.82)	(0.47)

Total dividends and distributions to stockholders	(21.08)		(40.64)	(16.62)	(1.99)	(1.52)

Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchases, shares tendered and reinvestment of dividends and distributions for shares at value	16.86		(0.86)	0.19	0.93	—

Net asset value, end of year	$29.41		$53.03	$99.38	$90.73	$67.93

Market price, end of year	$27.43		$49.89	$92.42	$84.81	$63.84

Total Investment Return: (2)
Net asset value	(35.13	)% (3)	(14.69)%	31.08%	36.50%	38.43%

Market price	(34.43)%		(9.61)%	32.39%	35.72%	49.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$307,208		$553,907	$1,033,216	$1,048,087	$1,300,842

Ratio of expenses to average net assets	1.43%		1.06%	0.96%	0.89%	1.13%

Ratio of net investment income to average net assets	0.23%		0.31%	0.99%	0.90%	1.58%

Portfolio turnover	80%		38%	50%	9%	10%

*	Adjusted for the 1-for-10 reverse stock split which occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.
(2)	Total investment return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total investment return does not reflect broker commissions in connection with the purchases or sales of Fund shares.
(3)	See Note 8 to the Financial Statements.

See accompanying Notes to Financial Statements ï 6.30.09 ï The Korea Fund, Inc. Annual Report 17

The Korea Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
The Korea Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 20, 2009

18 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Tax Information/Stockholder Meetings Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders within 60 days of the Fund’s tax year ended June 30, 2009 as to the federal tax status of dividends and distributions received by stockholders during such tax year. Per share dividends for the tax year ended June 30, 2009 were as follows:

Dividends from ordinary income	$4.70000
Distributions from long-term capital gains	$85.60835

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 49%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended June 30, 2009 which qualified for the Dividends Received Deduction available to corporate stockholders was 0%.

The Fund elected to pass through the credit for taxes paid to foreign countries. The Fund received income from foreign sources during the year ended June 30, 2009 of $5,601,968 ($0.886133 per share) and paid taxes to foreign countries during the year ended June 30, 2009 of $890,583 ($0.140875 per share).

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, stockholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2009. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 29, 2008 which was adjourned to November 5, 2008 and reconvened on November 19, 2008. The following matters as presented below were voted upon by the Fund’s stockholders.

Proposal One:

		Withheld
	Affirmative	Authority

Election of Kesop Yun–Class II Director to serve until 2011	18,237,639	640,493

Messrs. Ronaldo A. da Frota Nogueira, Julian Reid, Christopher Russell and Richard A. Silver continue to serve as Directors of the Fund.

Proposal Two:

To approve (a) the issuance of Fund shares at a price below net asset value in connection with a distribution of long-term and short-term capital gains payable in Fund shares (valued at the lower of market price or net asset value, but in no event at less than 95% of market price) or, at the election of the stockholder, in cash, (b) the issuance of Fund shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, and (c) the issuance of Fund shares to a substantial security holder of the Fund.

Proposal Two, which required the affirmative vote of the majority of outstanding shares (24,384,856 as of record date, September 4, 2008) of the Fund, did not have sufficient votes to be approved.

			Broker
Affirmative	Against	Abstain	Non-votes

10,978,199	1,872,486	135,287	5,892,160

6.30.09 ï The Korea Fund, Inc. Annual Report 19

The Korea Fund, Inc.	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering stockholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a stockholder’s accounts to a non-affiliated third party with the consent or upon the request of the stockholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non- public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

20 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc.	Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Plan
The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through PNC Global Investment Servicing (the “Plan Agent”). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 254-5197.

Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the Fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts
The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

6.30.09 ï The Korea Fund, Inc. Annual Report 21

The Korea Fund, Inc.	Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases
With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination
The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

22 The Korea Fund, Inc. Annual Report ï 6.30.09

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 4 Embarcadero Center, San Francisco, CA 94111.

Julian Reid Date of Birth: 7/8/44 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex Director of 2 funds outside of Fund Complex	Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (residential property owner/manager) (2002-2006); Director of JF China Region Fund, Inc. (since 1997); and Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director of ASA Ltd. (since April 2008).

Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Director of 1 Fund in Fund Complex; Director of no funds outside of Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).

Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of Enhanced Index Funds pcc (since 2002); Candover Investments plc (private equity) (since 2004); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); Hanseatic Asset Management LBG (asset management company) (since 2008); The Association of Investment Companies Ltd (trade body representing UK investment companies) (since 2009); Schroders (C.I.) Ltd. (private bank) (since 2009); Castle Asia Alternative pcc Ltd (fund of Asian hedge funds) (since 2009); Salters’ Management Company (charitable endowment) since 2003. Associate of Gavekal Research (since 2001).

Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).

Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or, if not reelected, until his or her successor is elected and has qualified.

Further information about certain of the Fund’s Directors is available in the Fund’s Statements of Additional Information, dated March 31, 1997, which can be obtained upon request, without charge, by calling the Fund’s stockholder servicing agent at (800) 254-5197. However, this information is as of March 31, 1997 and has not been updated.

6.30.09 ï The Korea Fund, Inc. Annual Report 23

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Robert Goldstein Date of Birth: 2/8/63 President & Chief Executive Officer since: 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Allianz Global Investors Fund Complex; Treasurer; Principal Financial and Accounting Officer of 46 funds in the Allianz Global Investors Fund Complex. Formerly, Director of 6 funds in the Allianz Global Investors Fund Complex (2002-2009).

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 80 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Allianz Global Investors Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasuruer since: 2009	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Allianz Global Investors Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 80 funds in the Allianz Global Investors Fund Complex. Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

24 The Korea Fund, Inc. Annual Report ï 6.30.09

Directors and Fund Officers

Julian Reid	Robert Goldstein
Director, Chairman of the Board of Directors	President & Chief Executive Officer
Ronaldo A. da Frota Nogueira	Brian S. Shlissel
Director	Treasurer, Principal Financial & Accounting Officer
Christopher Russell	Thomas J. Fuccillo
Director	Secretary & Chief Legal Officer
Richard A. Silver	Lawrence G. Altadonna
Director	Assistant Treasurer
Kesop Yun	Richard J. Cochran
Director	Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator
RCM Capital Management LLC
4 Embarcadero Center, 28th Floor
San Francisco, CA 94111

Sub-Adviser
RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

On November 10, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1 800 254-5197. The code of ethics is included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun, members of the Board’s Audit Committee, are each designated an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,998 in 2008 and $93,151 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 and $0 in 2009.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $16,000 in 2008 and $25,500 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)
AUDIT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
•	a review of the nature of the professional services expected to provided,

•	the fees to be charged in connection with the services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services

Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to RCM Capital Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to the Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,467,353 and the 2009 Reporting Period was $5,239,150.

h)	Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard A. Silver and Kesop Yun.
ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this form
ITEM 7. THE KOREA FUND, INC. (THE “FUND”) PROXY VOTING POLICY
1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund. The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto. A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Fund promptly after the adoption or amendment of any such policies.

5.	RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement (including Appendix B), the Proxy Voting Policy Summary of RCM, and a summary of the detailed proxy voting policy of RCM AP shall: (i) be made available without charge, upon request, by calling 1-800-331-1710; and (ii) on the Fund’s website at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A
RCM CAPITAL MANAGEMENT LLC (“RCM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination. RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.	RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

A-1

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for the sub-adviser, RCM AP, shall be available (i) without charge, upon request, by calling 1-800-331-1710 and (ii) at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the fund.

A-2

Appendix B
RCM ASIA PACIFIC LIMITED
DESCRIPTION OF PROXY POLICY VOTING PROCEDURES
Policy Statement
This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:
•	the RCM SF Proxy Voting Committee

•	the RCM UK Proxy Voting Committee

•	the dit Proxy Voting Committee

•	the RCM AP Proxy Voting Committee
RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
RCM AP, and thus each Proxy Voting Committee may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:
•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

•	If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation.
Procedures
As RCM AP has outsourced the proxy voting to a third party service provider (the “Proxy Specialist”). The following describes the standards and procedures applied in the proxy voting process.
The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.
A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year. Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.
Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.
In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Resolving Conflicts of Interest
RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by, designed to benefit or accommodate any other client.
In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each Proxy Committee shall be responsible for addressing how their entities resolve such material conflicts of interest with its clients and have it documented to maintain an accurate audit trail.
ITEM 8.
(a) (1)
As of June 30, 2009, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):
Raymond Chan, CFA
Chief Investment Officer, Asia Pacific
Mr. Chan is a CFA charterholder and is Chief Investment Officer of RCM Asia Pacific. He is also the Chairman of the Global Balanced Investment Committee in Hong Kong. He has over 19 years of investment experience, with a focus on equity markets in South Korea, Hong Kong, China and Taiwan. Prior to joining RCM, Mr. Chan was an Associate Director with Barclays Global Investors in Hong Kong and Head of the firm’s Greater China team, managing single-country and regional portfolios. Mr. Chan holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons) in Economics from the University of Durham, U.K.
Sang Won Kim
Portfolio Manager
Mr.Kim was the co-portfolio manager of the Fund with Mr. Raymond Chan since 2007 and became the lead portfolio manager since 2008. Mr. Kim was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the Group, he spent two years with Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. Overall, Mr. Kim has over ten years working experience in researching and analyzing companies in South Korea.
He holds an MBA in Finance and Accounting from the Kellogg School of Management of Northwestern University and obtained his Bachelor’s degree in Business Administration from Yonsei University.
(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2009.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Raymond Chan		0	0	2	21	5*	1,066*
Sang Won Kim		0	0	2	136	0	0

*	Of these other accounts, one account totaling $318 million in assets pays an advisory fee that is based in part on the performance of the account.
Although the RCM Asia Pacific Limited (“RCM AP”) Code of Ethics does not address every possible circumstance that could give rise to a conflict of interest, a potential conflict of interest, or an appearance of impropriety, it provides guidance with respect to many common types of situations. Whether or not a specific provision of the Code applies, RCM AP requires that each employee conducts his or her activities in accordance with the general principles embodied in the Code of Ethics, and in a manner that is designed to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility. Technical compliance with the procedures incorporated in the Code of Ethics will not insulate actions that contravene an employee’s duties to RCM AP and its clients from scrutiny. RCM AP instructs each employee to consider whether a particular action might give rise to an appearance of impropriety, even if the action itself is consistent with the employee’s duties to RCM AP and its clients and to always be alert for potential conflicts of interest.
Conflicts of Interest:
i) Basis of sharing expenses among clients. RCM and RCM AP charges competitive rates for managing our clients’ assets. Fees vary depending on the particular types of portfolios managed, clients, and respective size of the client’s portfolios under our management. In this regard, providing services to some types of portfolios and clients require additional resources, and RCM and RCM AP’s fee structure is designed, in part, to address these differences. RCM and RCM AP utilizes the revenue received from the fees it’s clients pay to support the investment, research, operations, and business requirements needed to provide its clients with the overall results that they expect.
ii) Possible advantages, including economies of scale, and disadvantages in having a manger that has other clients. RCM and RCM AP generally realizes economies of scale with every new account managed. This allows us to manage assets charging competitive management fees. Having many clients with a wide variety of mandates offered to them also helps to ensure RCM and RCM AP’s viability as a business and thus significantly contributes to our ability to attract and retain top quality investment professionals. There are few if any real disadvantages of RCM and RCM AP having a broad client base. For example, while the aggregation of our clients’ trades may result in any one of our client’s orders taking longer to execute, we believe that over time the aggregation of orders enhances the quality of our clients’ executions, and lowers the brokerage commissions charged to them.
iii) RCM’s own investment and possible conflicts of interest: Like other advisers RCM and RCMAP face certain potential conflicts of interest in connection with managing accounts with different fee structures and accounts where RCM and RCM AP, or its employees’, money has been invested. More specifically, the management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. In addition, RCM has invested seed capital in several portfolios managed by RCM and RCM’s employees have invested in certain portfolios also managed by the firm. The same incentive to favor accounts that pay potentially higher fees exists with these accounts where RCM provides seed capital or RCM’s employees have direct investment. The potential conflicts of interest that arise out of these arrangements include, among others:
1.	The most attractive investments could be allocated to higher-fee accounts or accounts with RCM, RCM AP or employee money invested in it.

2.	The trading of higher-fee accounts or accounts with RCM, RCM AP or employee money could be favored as to timing and/or execution price. For example, such accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

3.	The investment management team could focus their time and efforts primarily on higher-fee accounts or accounts with RCM, RCM AP or employee money due to a personal stake in compensation.
RCM and RCM AP have adopted compliance policies and procedures that address these potential conflicts of interest. These policies and procedures are designed so that over time, subject to individual client guidelines or trade restrictions, all accounts are treated fairly and equitably. These procedures include, but are not limited to, RCM and RCM AP’s trade aggregation and allocation procedures, IPO allocation procedures, code of ethics and gifts and entertainment policies.
(a) (3)
As of June 30, 2009, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:
RCM maintains a compensation system that is designed to create alignment between our clients’ interests and those of our professionals:
•	aligning superior investment results with the way our investment professionals are rewarded

•	aligning superior service with the way our client relations professionals are rewarded

•	aligning superior operational performance with the way our business professionals are rewarded

In addition, our compensation system is designed such that it supports our corporate values and culture; while we acknowledge the importance of financial incentives and we seek to pay top quartile for top quartile performance, we also believe that compensation is only one of a number of critically important elements to allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business medium term.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.
Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage. Analysts at RCM have their quantitative goals aligned with the universe of stocks they cover using Starmine as the measurement tool and where they are managing sector portfolios they will have a piece of their metric structured the same way as is the case with portfolio managers. Finally, for traders, their quantitative metric is structured around the quality of execution again using external benchmarking. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals as well as our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors, our parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows to emphasise the longer term nature of many of the projects critical for us to deliver for clients on a sustainable basis.
The compensation schedule has not changed over the past 12 months.
(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2009.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Raymond Chan	None
Sang Won Kim	None
ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By	/s/ Robert Goldstein

President and Chief Executive Officer
Date: August 31, 2009

By	/s/ Brian S. Shlissel

Treasurer, Principal Financial & Accounting Officer
Date: August 31, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein

President and Chief Executive Officer
Date: August 31, 2009

By	/s/ Brian S. Shlissel

Treasurer, Principal Financial & Accounting Officer
Date: August 31, 2009